Commitments, Guarantees, and Contingent Liabilities (Assets Provided as Collateral for Short-Term and Long-Term Debt Payables to Financial Institutions) (Detail) - JPY (¥) ¥ in Millions	Sep. 30, 2018	Mar. 31, 2018
Debt Disclosure [Abstract]
Minimum lease payments, loans and investment in operating leases	¥ 131,067	¥ 91,819
Investment in securities	148,209	159,475
Property under facility operations	31,961	31,627
Other assets and other	29,608	27,022
Total	¥ 340,845	¥ 309,943